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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use of our report for the year ended December 31, 1998 included in the Registration Statement on Form 10-KSB dated March 18, 1999 relating to the financial statements of Pacific Research & Engineering Corporation.

                                          HARLAN & BOETTGER, LLP

San Diego, California
April 14, 1999